Exhibit 99.1

Contact:

MicroStrategy Incorporated

Investor Relations

ir@microstrategy.com

(703) 848-8600

MicroStrategy Announces

Third Quarter 2009 Financial Results

39% Increase in License Revenue Year-Over-Year

Diluted Earnings Per Share of $1.73

MCLEAN, Va., October 29, 2009 - MicroStrategy® Incorporated (NASDAQ: MSTR), a leading worldwide provider of business intelligence software, today announced financial results for the three-month period ended September 30, 2009 (the third quarter of its 2009 fiscal year).

Third quarter 2009 revenues were $104.0 million versus $90.6 million for the third quarter of 2008, a 15% increase. Product licenses revenues for the third quarter of 2009 were $34.4 million versus $24.8 million for the third quarter of 2008, a 39% increase. Product support and other services revenues for MicroStrategy’s core business intelligence (BI) business in the third quarter of 2009 were $65.7 million versus $63.2 million for the third quarter of 2008, a 4% increase.

Operating expenses for the third quarter of 2009 were $57.1 million versus $56.6 million for the third quarter of 2008, a 1% increase. During the third quarter of 2008, MicroStrategy capitalized $5.2 million in research and development costs associated with the development of its MicroStrategy 9TM software, while no software development costs have been capitalized since the general release of MicroStrategy 9 in March 2009.

Income from continuing operations before financing and other income and income taxes for the third quarter of 2009 was $30.4 million, or 29% of revenue, versus $17.3 million, or 19% of revenue, for the third quarter of 2008, a 75% increase. Net income for the third quarter of 2009 was $21.4 million, or $1.73 per share on a diluted basis, compared to $11.1 million, or $0.90 per share on a diluted basis, for the third quarter of 2008, a 92% increase.

As of September 30, 2009, MicroStrategy had cash and cash equivalents of approximately $200.7 million versus $122.9 million as of December 31, 2008, an increase of $77.8 million. As of September 30, 2009, MicroStrategy had 9,144,581 shares of class A common stock and 2,770,244 shares of class B common stock outstanding.

New Customers and New Deals with Existing Customers in Q3 2009 Included:

Aeropostale; Air National Guard; Amica Mutual Insurance; Bell Canada; The Bon-Ton Stores; Burlington Coat Factory; Centers for Medicare and Medicaid Services; Charming Shoppes; Chevron Products Company; DineEquity; Discovery Communications; Electronic Arts; The First American Corporation; Foresters; Franklin Templeton Companies; Fraser Health Authority; Freddie Mac; Grange Insurance; GUESS?; Harris Teeter; JC Penney; Kohl’s Department Stores; Limited Brands; McAfee; Merkle; Michaels Stores; National Institutes of Health (NIH); Netflix; NTT America; Nu Skin Enterprises; Payless ShoeSource; PHI Service Company; PPL Services Corporation; Ross Stores; SDI; Tesco Group; Transportation Security Administration; Universal Music Group; Urban Outfitters; US Department of State; Warner Bros. Entertainment; The William Carter Company; Yum! Brands

Examples of Customer Deals from Q3 2009:

Grange Insurance

Grange Insurance, with $2 billion in assets and $1.3 billion in annual revenue, is an insurance provider based in Columbus, Ohio, and has been a MicroStrategy customer since 2001. MicroStrategy supports 15 BI applications at Grange for various operational functions, including agency analysis and risk pool business analysis. Grange will be expanding its use of MicroStrategy to leverage Distribution Services, a new product introduced in the MicroStrategy 9 BI platform, to provide high-volume, high-performance, automated report distribution. With the new capabilities, Grange expects to notify adjusters with critical information in order to reduce claim cycle time and better monitor their business.

NTT America, Inc.

NTT America, Inc., the U.S. subsidiary of NTT Communications Corporation, recently expanded its deployment of MicroStrategy to enhance its financial reporting and provide visibility throughout the enterprise. NTT America executives and managers use MicroStrategy information dashboards for at-a-glance insights into financial reports to help the company improve budget allocations, utilize resources more efficiently, and address other critical financial metrics to improve their business.

Tesco Group

UK-based retailer Tesco Group, with over 465,000 employees and 4,226 stores operating in 14 markets across Europe, Asia, and North America, has invested in the MicroStrategy Business Intelligence PlatformTM to deliver enterprise-wide BI across their operations. Tesco plans to use MicroStrategy to deliver head office analytics and self-service BI, including in-store dashboards across its enterprise. Following a rigorous selection process, Tesco chose MicroStrategy for its lower total cost of ownership and reduced carbon foot-print compared to previous solutions, as MicroStrategy demonstrated that it was able to run on fewer servers and make more efficient use of Tesco’s existing data warehouse platform.

Gartner Publishes MicroStrategy SWOT Report:

Gartner, Inc. recently published the report, “SWOT: MicroStrategy, Business Intelligence Platforms, Worldwide.” According to Gartner, MicroStrategy is one of the leading business intelligence (BI) platform vendors. This document offers a strength, weakness, opportunity, and threat (SWOT) framework for assessing the MicroStrategy 9 BI Platform and related offerings. A copy of the Gartner report is available, compliments of MicroStrategy, at http://www.microstrategy.com/gartnerswot.

MicroStrategy 9 Certified on VMware Virtualization Platform:

MicroStrategy announced that customers can now deploy MicroStrategy 9 BI applications on VMware-based virtual machines, enabling BI applications to achieve the hardware efficiencies, streamlined operations, and low cost of operation available through virtualization. Virtual machine technology allows companies to increase processing capacity from their servers by pooling that capacity across multiple applications and operating systems. Large BI applications that have varying usage throughout the day will benefit from a virtual environment where processing power can be fully utilized during peak times and directed to other applications when BI demand is low.

By running MicroStrategy in a virtual environment, companies will be able to use less server hardware and require fewer IT personnel to manage and maintain their BI systems, leading to overall lower capital costs and reduced operating expenses. To try MicroStrategy 9 Evaluation software on VMware, visit http://www.microstrategy.com/freeevalcd.asp.

MicroStrategy Augments OEM Program with New Product Capabilities for SaaS Companies:

MicroStrategy has enhanced its OEM program with new product capabilities for Software-as-a-Service (SaaS) companies. MicroStrategy 9 offers new capabilities specifically for SaaS companies, including enhanced end user design features, in-memory BI enabling higher data scalability to support larger multi-tenant systems, improved security integration with third-party tools, a plug-in architecture for simpler customization, and the ability for different companies to use their own reporting terminology, even across multiple languages within the same multi-tenant application.

MicroStrategy’s business intelligence platform provides integrated reporting and analytics, allowing software companies and technology providers to easily add reporting, dashboarding, and analytical and alerting applications to their existing product offerings with minimal development costs and resources. MicroStrategy’s portfolio of OEM partners has continued to expand, and companies choosing MicroStrategy for SaaS BI deployments have represented the largest area of growth within the Company’s OEM program.

MicroStrategy Events:

On October 28, 2009, MicroStrategy hosted a live Webcast, “Top 5 Strategies for Business Intelligence Success in Today’s Economic Environment.” The Webcast featured best practices for rapid BI reporting for small to mid-sized businesses, along with a live demo of MicroStrategy Reporting SuiteTM and insights from leading industry analyst Cindi Howson. Launched earlier this year, MicroStrategy Reporting Suite enables companies to use MicroStrategy’s integrated BI platform to develop and deploy premium, Web-based reporting applications, at no cost. MicroStrategy Reporting Suite has eliminated cost and time impediments for departments and workgroups to initiate new reporting applications. More information is available at http://www.microstrategy.com/freereportingsoftware.

MicroStrategy held numerous Business Intelligence Symposia during the third quarter, and has several more planned in the fourth quarter at various locations including the following: Lisbon, Sydney, Paris, Melbourne, Milan, and Johannesburg.

The Company’s 13th annual user conference, MicroStrategy World 2010, will be held January 25-28, 2010 at the Wynn Las Vegas in Las Vegas, Nevada. The event will feature more than 100 educational sessions, dozens of customer speakers from industry-leading organizations, and an exhibit hall showcasing MicroStrategy partners. MicroStrategy World 2010 will also include an update on the Company’s latest technology advances, insightful keynote presentations, and networking opportunities.

About MicroStrategy Incorporated

Founded in 1989, MicroStrategy is a global leader in business intelligence (BI) technology. MicroStrategy provides integrated reporting, analysis, and monitoring software that helps leading organizations worldwide make better business decisions every day. Companies choose MicroStrategy for its advanced technical capabilities, sophisticated analytics, and superior data and user scalability. More information about MicroStrategy (NASDAQ: MSTR) is available at www.microstrategy.com.

MicroStrategy, MicroStrategy 9, MicroStrategy Reporting Suite, MicroStrategy Business Intelligence Platform and MicroStrategy Distribution Services are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

This press release may include statements that may constitute “forward-looking statements,” including estimates of future business prospects or financial results and statements containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated and its subsidiaries (collectively, the “Company”) to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the Company’s ability to recognize deferred revenue through delivery of products or satisfactory performance of services; continued acceptance of the Company’s products in the marketplace; the timing of significant orders; delays in the Company’s ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions, including significant downturns in industries, including the financial services and retail industries, in which we have a significant number of customers; currency fluctuations; and other risks detailed in the Company’s registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues
Product licenses	$34,443	$24,787	$71,897	$67,966
Product support and other services	69,574	65,841	200,120	197,422

Total revenues	104,017	90,628	272,017	265,388

Cost of Revenues
Product licenses	1,947	422	4,523	1,442
Product support and other services	14,592	16,304	42,614	45,898

Total cost of revenues	16,539	16,726	47,137	47,340

Gross profit	87,478	73,902	224,880	218,048

Operating Expenses
Sales and marketing	31,489	35,888	93,376	100,060
Research and development	11,400	5,922	30,407	24,449
General and administrative	14,204	14,744	41,348	47,055

Total operating expenses	57,093	56,554	165,131	171,564

Income from continuing operations before financing and other income and income taxes	30,385	17,348	59,749	46,484

Financing and Other (Expense) Income
Interest income, net	121	623	516	2,081
Other (expense) income, net	(422)	694	(1,626)	(269)

Total financing and other (expense) income	(301)	1,317	(1,110)	1,812

Income from continuing operations before income taxes	30,084	18,665	58,639	48,296
Provision for income taxes	8,730	7,593	18,673	20,365

Income from continuing operations	21,354	11,072	39,966	27,931

Discontinued operations:
Gain from sale of discontinued operations, net of tax provision ($11,190 and $0, respectively)	—	—	14,437	—
Income (loss) from discontinued operations, net of tax provision (benefit) ($0 and $53, for the three months ended, respectively, and ($54) and $176 for the nine months ended, respectively)	—	52	(107)	(383)

Discontinued operations, net of tax	—	52	14,330	(383)

Net Income	$21,354	$11,124	$54,296	$27,548

Basic earnings (loss) per share (1):
From continuing operations	$1.79	$0.93	$3.36	$2.35
From discontinued operations	$—	$0.01	$1.20	$(0.03)

Basic earnings per share	$1.79	$0.94	$4.56	$2.32

Weighted average shares outstanding used in computing basic earnings per share	11,909	11,887	11,898	11,890

Diluted earnings (loss) per share (1):
From continuing operations	$1.73	$0.90	$3.26	$2.26
From discontinued operations	$—	$—	$1.17	$(0.03)

Diluted earnings per share	$1.73	$0.90	$4.43	$2.23

Weighted average shares outstanding used in computing diluted earnings per share	12,311	12,306	12,262	12,332

(1)	Basic and fully diluted earnings per share for class A and class B common stock are the same

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Core BI Business		Angel.com		Consolidated
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2009	2008	2009	2008	2009	2008

Revenues
Product licenses	$34,443	$24,787	$—	$—	$34,443	$24,787
Product support and other services	65,721	63,153	—	—	65,721	63,153
Angel.com services	—	—	3,853	2,688	3,853	2,688

Total revenues	100,164	87,940	3,853	2,688	104,017	90,628

Cost of Revenues
Product licenses	1,947	422	—	—	1,947	422
Product support and other services	13,048	15,908	—	—	13,048	15,908
Angel.com services	—	—	1,544	396	1,544	396

Total cost of revenues	14,995	16,330	1,544	396	16,539	16,726

Gross profit	85,169	71,610	2,309	2,292	87,478	73,902

Operating Expenses
Sales and marketing	30,364	33,767	1,125	2,121	31,489	35,888
Research and development	10,443	5,234	957	688	11,400	5,922
General and administrative	13,817	14,679	387	65 (a)	14,204	14,744

Total operating expenses	54,624	53,680	2,469	2,874	57,093	56,554

Income (loss) from continuing operations before financing and other income and income taxes	30,545	17,930	(160)	(582)	30,385	17,348

Financing and Other (Expense) Income
Interest income, net	121	623	—	—	121	623
Other (expense) income, net	(422)	694	—	—	(422)	694

Total financing and other (expense) income	(301)	1,317	—	—	(301)	1,317

Income (loss) from continuing operations before income taxes	$30,244	$19,247	$(160)	$(582)	$30,084	$18,665
Provision for income taxes					8,730	7,593

Income from continuing operations					21,354	11,072

Discontinued operations:
Income from discontinued operations, net of tax					—	52

Discontinued operations, net of tax					—	52

Net income					$21,354	$11,124

Basic earnings per share:
From continuing operations					$1.79	$0.93
From discontinued operations					$—	$0.01

Basic earnings per share					$1.79	$0.94

Diluted earnings per share:
From continuing operations					$1.73	$0.90
From discontinued operations					$—	$—

Diluted earnings per share					$1.73	$0.90

Basic weighted average shares outstanding					11,909	11,887

Diluted weighted average shares outstanding					12,311	12,306

(a)	An insignificant amount of general and administrative services was provided to the Angel.com business unit by MicroStrategy’s core business operations during the three months ended September 30, 2008.

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Core BI Business		Angel.com		Consolidated
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2009	2008	2009	2008	2009	2008

Revenues
Product licenses	$71,897	$67,966	$—	$—	$71,897	$67,966
Product support and other services	190,451	189,629	—	—	190,451	189,629
Angel.com services	—	—	9,669	7,793	9,669	7,793

Total revenues	262,348	257,595	9,669	7,793	272,017	265,388

Cost of Revenues
Product licenses	4,523	1,442	—	—	4,523	1,442
Product support and services revenues	38,780	44,602	—	—	38,780	44,602
Angel.com services	—	—	3,834	1,296	3,834	1,296

Total cost of revenues	43,303	46,044	3,834	1,296	47,137	47,340

Gross profit	219,045	211,551	5,835	6,497	224,880	218,048

Operating Expenses
Sales and marketing	90,012	93,962	3,364	6,098	93,376	100,060
Research and development	27,582	22,229	2,825	2,220	30,407	24,449
General and administrative	40,077	46,840	1,271	215 (a)	41,348	47,055

Total operating expenses	157,671	163,031	7,460	8,533	165,131	171,564

Income (loss) from continuing operations before financing and other income and income taxes	61,374	48,520	(1,625)	(2,036)	59,749	46,484

Financing and Other (Expense) Income
Interest income, net	516	2,081	—	—	516	2,081
Other expense, net	(1,626)	(269)	—	—	(1,626)	(269)

Total financing and other (expense) income	(1,110)	1,812	—	—	(1,110)	1,812

Income (loss) from continuing operations before income taxes	$60,264	$50,332	$(1,625)	$(2,036)	$58,639	$48,296
Provision for income taxes					18,673	20,365

Income from continuing operations					39,966	27,931

Discontinued operations:
Gain from sale of discontinued operations, net of tax					14,437	—
Loss from discontinued operations, net of tax					(107)	(383)

Discontinued operations, net of tax					14,330	(383)

Net income					$54,296	$27,548

Basic earnings (loss) per share:
From continuing operations					$3.36	$2.35
From discontinued operations					$1.20	$(0.03)

Basic earnings per share					$4.56	$2.32

Diluted earnings (loss) per share:
From continuing operations					$3.26	$2.26
From discontinued operations					$1.17	$(0.03)

Diluted earnings per share					$4.43	$2.23

Basic weighted average shares outstanding					11,898	11,890

Diluted weighted average shares outstanding					12,262	12,332

(a)	An insignificant amount of general and administrative services was provided to the Angel.com business unit by MicroStrategy’s core business operations during the nine months ended September 30, 2008.

MICROSTRATEGY INCORPORATED

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	September 30,	December 31,
	2009	2008
	(unaudited)	(audited)
Assets
Current assets
Cash and cash equivalents	$200,670	$122,915
Restricted cash and investments	321	619
Accounts receivable, net	56,010	49,670
Prepaid expenses and other current assets	10,145	9,518
Deferred tax assets, net	14,857	26,743
Assets held-for-sale	—	4,964

Total current assets	282,003	214,429

Property and equipment, net	7,220	8,978
Capitalized software development cost, net	15,161	14,823
Deposits and other assets	36,414	36,804
Deferred tax assets, net	5,767	17,105

Total Assets	$346,565	$292,139

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$26,191	$27,697
Accrued compensation and employee benefits	39,607	42,634
Deferred revenue and advance payments	73,045	66,495
Deferred tax liabilities	556	—
Liabilities held-for-sale	—	6,325

Total current liabilities	139,399	143,151

Deferred revenue and advance payments	3,848	1,679
Other long-term liabilities	10,869	9,268

Total Liabilities	154,116	154,098

Stockholders’ Equity
Preferred stock undesignated, $0.001 par value; 5,000 shares authorized; no shares issued or outstanding	—	—
Class A common stock, $0.001 par value; 330,000 shares authorized; 14,192 shares issued and 9,145 shares outstanding, and 14,167 shares issued and 9,120 shares outstanding, respectively	14	14
Class B common stock, $0.001 par value; 165,000 shares authorized; 2,770 issued and outstanding	3	3
Additional paid-in capital	451,705	450,953
Treasury stock, at cost; 5,047 shares	(366,191)	(366,191)
Accumulated other comprehensive income	831	1,471
Retained earnings	106,087	51,791

Total Stockholders’ Equity	192,449	138,041

Total Liabilities and Stockholders’ Equity	$346,565	$292,139

MICROSTRATEGY INCORPORATED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	September 30,
	2009	2008

Operating activities:
Net income	$54,296	$27,548
Plus: (Income) loss from discontinued operations, net	(14,330)	383

Income from continuing operations	39,966	27,931
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,681	4,825
Bad debt expense	1,153	1,074
Deferred taxes	14,294	13,655
Stock-based compensation	—	45
Excess tax benefits from stock-based payment arrangements	(200)	(241)
Other, net	(10)	49
Changes in operating assets and liabilities:
Accounts receivable	(7,900)	3,617
Prepaid expenses and other current assets	(445)	176
Deposits and other assets	254	(218)
Accounts payable and accrued expenses	(1,948)	2,034
Accrued compensation and employee benefits	(4,224)	(1,740)
Deferred revenue and advance payments	7,085	6,071
Other long-term liabilities	1,572	568

Net cash provided by operating activities from continuing operations	57,278	57,846
Net cash (used in) provided by operating activities from discontinued operations	(472)	1,399

Net cash provided by operating activities	56,806	59,245

Investing activities:
Purchases of property and equipment	(1,860)	(2,972)
Capitalized software development costs	(4,218)	(8,078)
Decrease in restricted cash and investments	504	1,062

Net cash used in investing activities from continuing operations	(5,574)	(9,988)
Net cash provided by (used in) investing activities from discontinued operations	24,546	(158)

Net cash provided by (used in) investing activities	18,972	(10,146)

Financing activities:
Distribution to Alarm.com minority shareholders	(60)	—
Proceeds from sale of class A common stock under exercise of employee stock options	565	2,073
Excess tax benefits from stock-based payment arrangements	200	241
Purchases of treasury stock	—	(8,387)

Net cash provided by (used in) financing activities from continuing operations	705	(6,073)
Net cash provided by financing activities from discontinued operations	—	—

Net cash provided by (used in) financing activities	705	(6,073)
Effect of foreign exchange rate changes on cash and cash equivalents	1,272	(933)

Net increase in cash and cash equivalents	77,755	42,093
Cash and cash equivalents, beginning of period	122,915	85,194

Cash and cash equivalents, end of period	$200,670	$127,287